probe manufacturing, inc.

Executive Summary

GLOBAL ELECTRONICS DESIGN & MANUFACTURING SERVICES

DISCLAIMER

THIS IS NEITHER AN OFFER TO SELL NOR AN OFFER TO BUY ANY SECURITIES DESCRIBED HEREIN. OFFERINGS ARE MADE ONLY BY A PROSPECTUS OR OTHER OFFERING MATERIALS. THIS SALES AND ADVERTISING LITERATURE MUST BE READ IN CONJUNCTION WITH A PROSPECTUS OR OTHER OFFERING MATERIALS IN ORDER TO UNDERSTAND FULLY ALL OF THE IMPLICATION AND RISKS OF AN OFFERING OF SECURITIES TO WHICH IT RELATES. A COPY OF A PROSPECTUS OR OTHER OFFERING MATERIALS MUST BE MADE AVAILABLE TO YOU IN CONNECTION WITH AN OFFERING. An investment in Probe Manufacturing, Inc. involves a high degree of risk and there can be no assurance that the investment objectives of the program will be attained.

This presentation contains certain forward-looking statements (under Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended) with respect to our ability to operate our business in a profitable manner, our ability to attract new customers, the potential size of the OEM/EMS market for our services and the accuracy of our financial projections. Because such statements include risks, uncertainties and contingencies, actual results may differ materially from those expressed or implied by such forward-looking statements. These risks, uncertainties and contingencies include, but are not limited to, the following: our ability to raise additional funds for operations, our ability to effectively market our services to new customers and to our existing customers; uncertainties relating to changes in general economic and manufacturing conditions; uncertainties regarding changes in the manufacturing industry and the industries of our clients including, healthcare, aerospace and general contract manufacturing services.; the uncertainties relating to the implementation of our real estate investment strategy; and other risk factors as outlined herein, and as detailed from time to time in our periodic reports, as filed with the Securities and Exchange Commission. Forward-looking statements in this document speak only as of the date on which such statements were made, and we undertake no obligation to update any such statements that may become untrue because of subsequent events. We claim the safe harbor protection for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

RISK FACTORS

- Summary Risk Factors:
- OUR INDEPENDENT ACCOUNTANTS HAVE ISSUED A GOING CONCERN OPINION AND IF WE CANNOT OBTAIN ADDITIONAL FINANCING AND/OR REDUCE OUR OPERATING COSTS SUFFICIENTLY, WE MAY HAVE TO CURTAIL OPERATIONS AND MAY ULTIMATELY CEASE TO EXIST;
- WE FACE INTENSE COMPETITION, WHICH MAY REDUCE OUR SALES, OPERATING PROFITS, OR BOTH;
- WE MAY BE ADVERSELY AFFECTED BY SHORTAGES OF REQUIRED ELECTRONIC COMPONENTS. IN ADDITION, WE DEPEND ON A LIMITED NUMBER OF SUPPLIERS TO PROCURE OUR PARTS FOR PRODUCTION WHICH IF AVAILABILITY OF PRODUCTS BECOMES COMPROMISED IT COULD ADD TO OUR COST OF GOODS SOLD AND AFFECT OUR REVENUE GROWTH;
- OUR PRINCIPAL SHAREHOLDERS, DIRECTORS AND EXECUTIVE OFFICERS , IN THE AGGREGATE, BENEFICIALLY OWN MORE THAN 50% OF OUR OUTSTANDING COMMON STOCK AND THESE SHAREHOLDERS, IF ACTING TOGETHER, WILL BE ABLE TO EXERT SUBSTANTIAL INFLUENCE OVER ALL MATTERS REQUIRING APPROVAL OF OUR SHAREHOLDERS .
- WE CURRENTLY SERVICE AND ATTEMPT TO OBTAIN THE MAJORITY OF OUR CUSTOMERS IN THE LIMITED GEOGRAPHIC OF SOUTHERN CALIFORNIA WHICH IS A SMALL ADDRESSABLE MARKET AND COULD BE SUBJECT TO ECONOMIC HARDSHIP OR SLOWDOWN, AS A RESULT OUR GROWTH COULD BE LIMITED AND ADVERSELY AFFECT OUR PROJECTED SALES AND OPERATING INCOME.
- THE MAJORITY OF OUR SALES COME FROM A SMALL NUMBER OF CUSTOMERS WITH WHOM WE DO NOT HAVE LONG TERM CONTRACTS; IF WE LOSE ANY OF THESE CUSTOMERS, OUR SALES COULD DECLINE SIGNIFICANTLY.

Outline


probe

- Introduction
- Historical Overview
- Competitive Analysis
- Growth Chart
- Opportunity
- Market overview
- Sales strategy
- Management
- Forecast
- The vision
- Why PMFI

probe manufacturing, inc.

Introduction

probe manufacturing, inc.



- Established in 1994, PMI provides full service Design & Manufacturing Services to electronics equipment Manufacturers from it's 25000 sq-ft facility in California and Strategic facilities Worldwide.

- The company serves Medical, Defense / Aerospace, Industrial, Instrumentation & Automotive Original Equipment Manufacturers

Markets/Products Served

- **Defense/Aerospace & Avionics**
  - Mission/Flight Critical, In-Flight Entertainment, Sensors and Controls, Instrument Landing Systems
- **Medical**
  - Ventilators, Diagnostics, Ultrasound/Therapeutic, Optical
- **Industrial**
  - Security Systems, Motion Controllers, Flow Controllers, Lasers
- **Automotive**
  - Alternate Fuel Systems, Tracking and Fleet Management, Instrumentation, Tire Pressure Controllers
- **Instrumentation**
  - Optical Power Meters, Electronic Flight Bags, Fluid Flow Meters, Test Equipment

Competitive Advantage

- Experienced management with proven track record
- Debt free equipment and low overhead
- Specialized in Aerospace/Military, Medical, Industrial/Instrumentation and Automotive
- Onshore manufacturing and Managed offshore manufacturing
- Full service offerings beyond traditional EMS, including cable harness, plastics, PCB fabrication and sheet metal
- Manufacturing foundry platform offering product development services

Historical Overview

probe manufacturing, inc.

- Historical Revenue of \$19M, including \$9M as recently as 2006
- Became Public in 2006
- Due to poorly executed change in direction revenue dropped from

  \$9M to \$2M from 2006 to 2009:

  . Unnecessary diversification

  . Investment in other business

  . Focus outside of core competency
- BOD brought previous CEO Kam Mahdi back in Sept of 2009

  Turn around plan was developed in 4th quarter of 2009
- Exponential revenue growth and profitability
- Following steps were taken on the road to recovery during 1st half of 2010:

  . Settlement of all notes payable

  . Retired CIT debt

  . Reduced overhead & expenditures

  . Re-establish its commitment to the EMS business and re-secure the customer base

  . Moved to centrally located 20,000 sq-ft state of the art manufacturing facility in Irvine, California

  . Development of strategic alliances with operation in China

Growth Chart



1200
1000
800
600
400
200
0
-200
-400
-600
-800
in Thousands
•Backlog 380K
•Return of Co-Founder Kam Mahdi as CEO
•Retire 1M Debt
Retired $325K CIT debt
Move to 20K sq-ft facility
•Back orders reach $2.6 Million
•Customer base increased from 8 in 3rd QTR 2009 to 31
Q2/09
Q3/09
Q4/09
Q1/10
Q2/10
Q3/10
Q4/10
Q1/11
Q2/11
SALES
EBITDA
NET WORTH

Opportunity

probe manufacturing, inc.

- The worldwide EMS industry is again growing. Based on the increasing acceptance of outsourcing as a viable option for the industry, TFI projects the global market will grow at a 15 percent annual growth over the next five years.

- EMS companies now produce 15 percent of the world's electronic products, TFI projects this capture rate of electronics Cost of Goods Sold to increase to over 20 percent by 2015.

- With the recent cost increases in labor, currency movements and freight concerns, the ability to also provide near-shore manufacturing is expected to generate increased interest.

Opportunity

- The industrial, instrumentation, medical, and aerospace/defense market appear to be the most advantageous markets.
  - They are not as sensitive to consumer price pressure
  - provide more opportunities for enhanced returns and are frequently less penetrated
  - Less susceptible to the movement to low-cost regions
    - Many of these customers prefer a supplier to be in close geographic proximity
    - These types of products have an inherent complexity of the manufacturing process that requires detailed coordination.

Worldwide Electronics Assembly Market ($B), 2010-2015

In 2015, the total industry is expected to exceed $1.4 trillion in annual assembly value (COGS)


1,600
1,400
1,200
1,000
800
600
400
200
-
2010
2011
2012
2013
2014
2015
Aviation/Defense/Other
Automotive
Medical
Industrial
Consumer
Communications
Computer

Research findings by New Venture Research

EMS Market by Region, 2010 & 2015

The shift in production to low-cost regions is starting to wane


EMS by Region ($M), 2010
64,384
46,351
260,002
Americas
EMEA
APAC


EMS by Region ($M), 2015
112,279
80,756
467,436
Americas
EMEA
APAC

probe manufacturing, inc.

Research findings by New Venture Research

North America Market Overview

- Medical , Automotive, Defense & Aerospace areas gaining focus with higher profits and growth:

% of Total Available Market outsourced and 5 year compound annual growth rate


50
0
Consumer
Computers &
Telecom
Networking
Defense &
Medical
Automotive
% of Tam Outsourced
5Year CAGR 2005-20010E

Sales Strategy

- To build and pursue Global opportunities leveraging core competencies;
- Name recognition and company image through aggressive marketing campaign;
- Organic growth, new sales and expansion of service offerings;
- Identify start Ups and innovators through VC activity
- Mergers & Acquisitions

Management

- **Kam Mahdi – CEO**

  Co-Founder and served as President/CEO of Probe from 1996 until October of 2005. After leaving in 2005 he has returned, and brings 15 years of electronics manufacturing, engineering, and supply chain management expertise in to Probe Manufacturing. Mr. Mahdi has a BS degree in Electrical Engineering.

- **John Bennett– CFO**

  John has been with Probe Manufacturing since February 2005, with 22 years of experience in the electronic manufacturing Industry, including finance and operations. He holds a Bachelor of Science in Accounting and a Master of Science in Finance.

- **Linwood J. Goddard - VP of Quality and Organizational Development**

  As a member of the Senior Management Team, Mr. Goddard brings over 25 years of experience with Aerospace, Defense, and Commercial electronics leaders Raytheon Systems, GM Hughes Electronics, and Rockwell International.

- **Shervin Talieh – Director**

  Mr. Talieh has over 17 years of hands-on experience building and growing organizations that provide solutions to clients in various sectors. This experience has been developed across many functions, including corporate strategy, business development, marketing, branding, alliances, and operations; in small and large firms, through startups, turnarounds, and stable environments alike. Mr. Talieh is the founder and CEO of Drumbi; an Internet technology startup focused on data and voice synchronization.

- **Ralph Adams – Special advisor to the Board of Directors**

  He has extensive experience with assisting with debt restructure and operations for companies not operating at a profit. He has been the owner of Capital Management Company since 1977, and he also currently occupies the position of CEO with American Steel. He has successfully completed 11 mergers and sold 12 companies for stockholders.

Statement of Operations Forecast 2011 thru 2015

	2011	2012	2013	2014	2015
Sales	5,000,000	9,000,000	12,600,000	16,380,000	21,294,000
Total Cost of Goods Sold	3,320,536	5,897,536	8,469,536	11,335,136	14,990,416
Gross Profit	1,679,464	3,102,464	4,130,464	5,044,864	6,303,584
	34%	34%	33%	31%	30%
Total Admin Expense	1,350,337	1,623,255	1,883,615	2,237,469	2,683,975
EBITDA	329,127	1,479,209	2,246,849	2,807,395	3,619,609
	7%	16%	18%	17%	17%
Other and Interest	146,852	175,852	478,000	691,400	938,820
Net Profit before Tax	182,275	1,303,357	1,768,849	2,115,995	2,680,789

* Note – This is a forecast by management and actual results may vary significantly

The vision

- PMI's vision is to be the preeminent manufacturing foundry for start ups and innovators, while growing its design & manufacturing services leveraging global opportunities.

- PMI's Solution:
  - Product Development & Manufacturing Services in California and strategic locations worldwide
  - Customer Centric Program Management through our factory in California
  - Investing in technology innovators & start-ups utilizing our resources, in return for exclusive manufacturing rights and equity

Manufacturing Foundry Projects

- Innovative wireless strain sensor used for predicting the strength, durability and life of complex structural systems (Manufacturing rights and currently negotiating equity position)
- Solar Powered Barricade lights for construction industry (Manufacturing Rights)

Why invest in PMFI?

- Experienced and proven entrepreneurial management team with track record
- Opportunity for accelerated capital value, revenue and earnings growth
- Corporate focus: shareholder return on investment
- Publicly-traded and SEC compliant
- Defined market niche and strategy
- People and industry sensitive
- Balanced financial condition
- Debt free equipment
- Above average industry gross margins
- Industry technology alert and watchful for new investment
- Profitable operations
- Undervalued opportunity